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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports on Mississippi Phosphate Corporation 401(k) Retirement Plan and Mississippi Chemical Corporation Thrift Plan Plus 1995 financial statements included in this Form 11-K into Mississippi Chemical Corporation's Registration Statement on Form S-8 filed May 24, 1995 (Commission File No. 33-59577).


ARTHUR ANDERSEN LLP


Memphis, Tennessee
June 28, 1996